Credit Suisse First Boston
ABSC 2005-HE8
1,246 records
IO_FLAG eq 'Y'

Selection Criteria: IO_FLAG eq 'Y'
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Combined Loan To Value
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Index Type
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50,001 - 75,000	5	$347,350.00	0.09%	625	81.77%	7.248%	100.00%
75,001 - 100,000	34	3,076,033.50	0.79	620	80.81	7.019	100.00
100,001 - 125,000	57	6,413,096.00	1.65	630	79.49	7.009	100.00
125,001 - 150,000	65	8,951,358.00	2.30	632	80.57	6.846	98.35
150,001 - 175,000	87	14,117,949.00	3.62	637	82.69	7.083	93.30
175,001 - 200,000	95	17,914,267.00	4.60	630	80.94	6.939	95.90
200,001 - 250,000	132	29,854,371.00	7.67	641	82.04	6.849	93.95
250,001 - 300,000	186	50,989,751.00	13.09	640	82.51	6.696	99.46
300,001 - 400,000	233	80,688,116.60	20.72	647	83.17	6.661	96.68
400,001 - 500,000	205	91,940,959.00	23.61	652	83.95	6.716	98.44
500,001 - 600,000	103	56,138,986.00	14.41	656	83.91	6.793	99.02
600,001 - 700,000	37	23,447,947.00	6.02	663	83.09	6.705	94.82
700,001 >=	7	5,586,900.00	1.43	661	78.92	6.736	100.00
Total:	1,246	$389,467,084.10	100.00%	647	82.96%	6.757%	97.49%

Mimimum Original Balance: 58,500.00
Maximum Original Balance: 1,000,000.00
Average Original Balance: 312,573.90

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
50,001 - 75,000	5	$347,350.00	0.09%	625	81.77%	7.248%	100.00%
75,001 - 100,000	34	3,076,032.76	0.79	620	80.81	7.019	100.00
100,001 - 125,000	57	6,412,981.88	1.65	630	79.49	7.009	100.00
125,001 - 150,000	65	8,951,129.15	2.30	632	80.57	6.846	98.35
150,001 - 175,000	87	14,117,186.55	3.62	637	82.69	7.083	93.30
175,001 - 200,000	95	17,913,492.17	4.60	630	80.94	6.939	95.90
200,001 - 250,000	132	29,853,813.03	7.67	641	82.04	6.849	93.95
250,001 - 300,000	186	50,989,368.10	13.09	640	82.51	6.696	99.46
300,001 - 400,000	233	80,686,509.96	20.72	647	83.17	6.661	96.68
400,001 - 500,000	205	91,940,268.07	23.61	652	83.95	6.716	98.44
500,001 - 600,000	103	56,138,917.94	14.41	656	83.91	6.793	99.02
600,001 - 700,000	37	23,447,528.87	6.02	663	83.09	6.705	94.82
700,001 >=	7	5,586,849.99	1.43	661	78.92	6.736	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Mimimum Remaining Balance: 58,500.00
Maximum Remaining Balance: 1,000,000.00
Average Remaining Balance: 312,569.36

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	1	$555,999.99	0.14%	520	80.00%	7.675%	100.00%
551 - 575	64	18,612,135.40	4.78	567	81.88	7.015	100.00
576 - 600	220	55,047,999.63	14.13	589	82.40	6.796	97.70
601 - 625	231	71,082,747.44	18.25	614	83.37	6.870	99.31
626 - 650	236	74,865,558.60	19.22	637	84.12	6.762	99.25
651 - 675	191	64,614,292.09	16.59	663	82.58	6.716	96.61
676 - 700	135	46,747,517.08	12.00	687	82.46	6.567	95.15
701 - 725	80	27,156,364.72	6.97	712	82.23	6.630	93.89
726 - 750	42	14,913,095.61	3.83	740	81.79	6.765	94.77
751 - 775	37	12,090,017.93	3.10	762	84.69	6.695	95.26
776 - 800	7	2,701,299.99	0.69	788	82.04	6.956	100.00
801 - 825	2	1,074,399.99	0.28	809	86.37	6.132	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum FICO: 520
Maximum FICO: 814
WA FICO: 647

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
301 - 360	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
349 - 360	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Remaining Term: 356
Maximum Remaining Term: 360
WA Remaining Term: 358

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	908	$286,823,512.68	73.65%	645	82.86%	6.732%	98.79%
PUD - Detached	130	36,452,717.76	9.36	649	83.07	6.878	89.72
Condo	113	34,477,870.79	8.85	653	84.38	6.868	93.97
2-4 Unit	57	22,493,334.72	5.78	674	82.19	6.689	97.84
PUD - Attached	38	9,213,992.52	2.37	639	82.26	6.823	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	1,212	$379,681,096.00	97.49%	647	82.94%	6.740%	100.00%
Second Home	33	9,294,333.34	2.39	675	83.57	7.416	0.00
Investment Property	1	485,999.13	0.12	716	90.00	7.225	0.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	614	$190,297,675.24	48.86%	664	82.21%	6.748%	95.42%
Refinance - Cashout	503	164,791,951.34	42.31	631	83.96	6.789	99.36
Refinance - Rate/Term	129	34,371,801.89	8.83	633	82.29	6.655	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	8	$1,530,999.99	0.39%	640	41.40%	6.257%	100.00%
50.01 - 60.00	18	5,593,749.68	1.44	617	56.78	6.630	100.00
60.01 - 70.00	42	13,076,661.30	3.36	635	67.66	6.302	95.79
70.01 - 80.00	698	206,712,365.03	53.08	655	79.51	6.609	97.50
80.01 - 90.00	325	113,336,163.08	29.10	637	87.81	6.934	97.37
90.01 - 100.00	155	49,211,489.39	12.64	646	94.61	7.120	97.78
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Loan-to-Value Ratio: 24.05
Maximum Loan-to-Value Ratio: 97.56
WA Loan-to-Value Ratio By Original Balance: 82.96

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	8	$1,530,999.99	0.39%	640	41.40%	6.257%	100.00%
50.01 - 60.00	18	5,593,749.68	1.44	617	56.78	6.630	100.00
60.01 - 70.00	40	12,680,699.97	3.26	635	67.66	6.303	95.66
70.01 - 80.00	128	41,275,538.03	10.60	623	77.78	6.589	99.47
80.01 - 90.00	309	109,441,188.72	28.10	637	87.70	6.927	97.64
90.01 - 100.00	743	218,939,252.08	56.22	659	83.42	6.737	97.07
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Combined Loan-to-Value Ratio: 24.05
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio By Remaining Balance: 91.58

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	1	$183,999.99	0.05%	598	80.00%	6.925%	100.00%
Alaska	2	825,700.00	0.21	667	76.41	7.047	100.00
Arizona	69	13,559,644.27	3.48	640	82.71	7.173	91.03
Arkansas	4	675,220.00	0.17	686	84.87	6.398	100.00
California	657	248,302,727.38	63.76	649	82.74	6.651	99.07
Colorado	28	5,564,772.75	1.43	619	84.43	6.837	100.00
Connecticut	4	837,250.00	0.21	611	87.27	6.811	100.00
Delaware	4	651,820.00	0.17	659	81.13	6.484	100.00
Florida	86	18,289,454.09	4.70	641	83.65	7.170	90.17
Georgia	22	3,380,677.12	0.87	630	82.17	7.139	95.48
Hawaii	18	6,572,316.93	1.69	671	82.44	6.524	78.38
Idaho	4	937,929.00	0.24	645	85.03	6.945	83.92
Illinois	18	4,155,299.99	1.07	657	86.54	7.304	100.00
Indiana	6	1,001,546.00	0.26	626	84.36	6.936	100.00
Iowa	2	334,049.99	0.09	616	86.95	7.314	100.00
Kansas	2	193,000.00	0.05	645	86.20	6.584	100.00
Kentucky	1	180,000.00	0.05	654	80.00	8.275	100.00
Maryland	14	4,040,528.55	1.04	640	81.05	6.382	100.00
Massachusetts	30	9,444,397.77	2.42	661	85.13	6.747	100.00
Michigan	10	1,688,599.00	0.43	617	85.17	6.905	100.00
Minnesota	18	3,433,256.88	0.88	645	82.56	7.116	100.00
Mississippi	4	474,017.50	0.12	616	82.79	7.139	100.00
Missouri	5	522,070.00	0.13	619	81.78	7.216	100.00
Montana	1	191,840.00	0.05	639	80.00	7.750	100.00
Nebraska	2	157,000.00	0.04	620	79.70	8.062	100.00
Nevada	35	9,373,376.36	2.41	646	82.57	7.273	85.81
New Hampshire	2	448,500.00	0.12	615	86.04	6.507	100.00
New Jersey	38	12,810,093.36	3.29	642	83.43	6.910	97.26
New Mexico	2	315,995.00	0.08	645	80.00	5.597	100.00
New York	39	14,576,609.43	3.74	664	82.91	6.653	100.00
North Carolina	4	645,312.00	0.17	620	81.39	7.018	100.00
Ohio	7	1,331,499.89	0.34	618	91.09	7.659	100.00
Oklahoma	2	446,750.00	0.11	685	86.81	6.515	100.00
Oregon	12	2,435,304.00	0.63	641	83.53	6.455	90.58
Pennsylvania	4	1,121,600.00	0.29	612	79.69	6.251	100.00
Rhode Island	1	230,400.00	0.06	579	80.00	6.950	100.00
South Carolina	4	1,087,510.00	0.28	642	79.75	7.360	44.09
Tennessee	8	1,134,950.00	0.29	634	81.12	7.239	100.00
Texas	12	2,409,615.07	0.62	654	80.75	7.399	100.00
Utah	7	909,444.37	0.23	651	82.94	6.603	100.00
Washington	39	8,595,407.90	2.21	635	83.34	6.543	97.44
Virginia	14	5,385,146.26	1.38	643	85.25	7.391	100.00
Wisconsin	3	442,799.99	0.11	654	80.00	7.204	100.00
Washington DC	1	163,997.63	0.04	580	80.00	7.500	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Total Number Of Stated Represented:: 44

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	540	$191,106,644.99	49.07%	666	82.33%	7.075%	96.16%
Full Documentation	681	190,016,500.52	48.79	629	83.69	6.450	98.72
Limited Documentation	25	8,338,282.96	2.14	639	80.76	6.454	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 5.000	1	$236,000.00	0.06%	657	80.00%	5.000%	100.00%
5.001 - 5.500	51	16,002,557.55	4.11	674	79.14	5.368	99.05
5.501 - 6.000	178	60,356,891.33	15.50	653	80.76	5.861	98.61
6.001 - 6.500	262	85,033,379.37	21.83	648	81.65	6.318	99.51
6.501 - 7.000	328	103,648,836.19	26.61	646	83.55	6.794	98.48
7.001 - 7.500	195	57,857,710.03	14.86	645	83.55	7.282	97.17
7.501 - 8.000	150	45,838,928.53	11.77	641	85.20	7.752	92.80
8.001 - 8.500	58	14,773,932.79	3.79	632	86.78	8.266	90.48
8.501 - 9.000	16	4,747,115.19	1.22	647	92.00	8.751	94.23
9.001 - 9.500	5	610,997.50	0.16	588	92.74	9.169	100.00
9.501 - 10.000	2	355,079.99	0.09	624	91.33	9.788	48.79
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Rate: 5.000
Maximum Rate: 9.990
WA Rate: 6.757

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
11.501 - 12.000	1	$236,000.00	0.06%	657	80.00%	5.000%	100.00%
12.001 - 12.500	51	16,002,557.55	4.11	674	79.14	5.368	99.05
12.501 - 13.000	178	60,356,891.33	15.50	653	80.76	5.861	98.61
13.001 - 13.500	262	85,033,379.37	21.83	648	81.65	6.318	99.51
13.501 - 14.000	328	103,648,836.19	26.61	646	83.55	6.794	98.48
14.001 - 14.500	195	57,857,710.03	14.86	645	83.55	7.282	97.17
14.501 - 15.000	150	45,838,928.53	11.77	641	85.20	7.752	92.80
15.001 - 15.500	58	14,773,932.79	3.79	632	86.78	8.266	90.48
15.501 - 16.000	16	4,747,115.19	1.22	647	92.00	8.751	94.23
16.001 - 16.500	5	610,997.50	0.16	588	92.74	9.169	100.00
16.501 - 17.000	2	355,079.99	0.09	624	91.33	9.788	48.79
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Maximum Rate: 12.000
Maximum Maximum Rate: 16.990
WA Maximum Rate: 13.757

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2.001 - 2.500	1	$104,000.00	0.03%	646	80.00%	7.375%	100.00%
2.501 - 3.000	1	239,200.00	0.06	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.10	705	80.00	5.750	100.00
3.501 - 4.000	7	1,629,699.99	0.42	656	84.23	6.669	100.00
4.501 - 5.000	9	2,769,927.92	0.71	656	75.93	6.359	100.00
5.001 - 5.500	12	4,656,160.94	1.20	636	86.78	6.774	96.63
5.501 - 6.000	1,102	341,877,652.07	87.78	647	82.93	6.729	97.40
6.001 - 6.500	103	34,449,017.56	8.85	648	83.52	7.076	97.83
6.501 - 7.000	7	2,543,370.00	0.65	622	81.18	6.822	100.00
7.001 - 7.500	1	384,800.00	0.10	642	80.00	6.990	100.00
7.501 - 8.000	2	404,000.00	0.10	593	78.49	6.481	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

Minimum Gross Margin: 2.500
Maximum Gross Margin: 8.000
WA Gross Margin: 5.810

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-06	7	$2,399,310.92	0.62%	642	88.75%	7.134%	100.00%
2007-07	47	12,997,312.73	3.34	642	81.80	6.764	92.64
2007-08	492	152,909,093.91	39.26	647	82.84	6.784	98.29
2007-09	468	158,049,750.58	40.58	648	83.32	6.753	96.49
2007-10	2	548,000.00	0.14	698	80.00	6.926	100.00
2008-06	4	1,144,799.68	0.29	622	80.00	6.607	100.00
2008-07	4	994,208.52	0.26	652	83.10	6.914	100.00
2008-08	111	31,057,706.09	7.97	645	82.22	6.703	99.45
2008-09	109	28,766,246.04	7.39	649	82.67	6.644	98.31
2008-10	1	243,000.00	0.06	765	90.00	6.975	100.00
2010-07	1	352,000.00	0.09	685	80.00	7.700	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	268	$89,051,235.39	22.87%	661	82.89%	7.198%	97.79%
7 - 12	45	14,255,231.03	3.66	649	81.16	7.174	94.87
13 - 24	805	252,222,593.23	64.76	643	83.16	6.620	97.45
25 - 36	128	33,932,368.82	8.71	642	82.46	6.447	98.06
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM - 2 Yr IO	867	$282,135,483.22	72.44%	647	83.30%	6.782%	97.01%
2/28 ARM - 5 Yr IO	149	44,767,984.92	11.49	648	81.60	6.703	98.44
3/27 ARM - 3 Yr IO	114	31,305,898.46	8.04	647	82.96	6.722	97.90
3/27 ARM - 5 Yr IO	115	30,900,061.87	7.93	647	81.90	6.634	100.00
5/25 ARM - 7 Yr IO	1	352,000.00	0.09	685	80.00	7.700	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	1,155	$360,246,822.98	92.50%	650	82.97%	6.751%	97.38%
A-	14	4,610,628.00	1.18	620	84.63	6.988	100.00
A+	75	23,732,229.72	6.09	618	82.63	6.819	98.60
B	2	871,747.77	0.22	606	79.46	6.198	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
10.01 - 15.00	7	$2,502,399.97	0.64%	651	87.27%	6.160%	100.00%
15.01 - 20.00	16	4,486,242.92	1.15	630	80.32	6.746	96.64
20.01 - 25.00	29	7,840,430.44	2.01	617	83.79	6.928	100.00
25.01 - 30.00	65	19,203,098.29	4.93	642	81.23	6.716	97.47
30.01 - 35.00	103	30,206,341.84	7.76	649	81.38	6.727	100.00
35.01 - 40.00	230	71,437,719.87	18.34	652	82.64	6.690	97.99
40.01 - 45.00	344	106,289,692.94	27.29	654	82.48	6.832	97.18
45.01 - 50.00	429	140,770,301.51	36.14	643	84.07	6.767	97.14
50.01 - 55.00	21	6,313,400.69	1.62	637	81.95	6.325	89.16
55.01 - 60.00	2	411,800.00	0.11	623	85.03	6.948	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

low Dti: 10.18
high dti: 56.32
wa dti: 41.37

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